EXHIBIT 99.1
FOR IMMEDIATE RELEASE

FROM: MSA Safety Incorporated
Ticker: MSA (NYSE)
Media Relations Contact: Mark Deasy (412) 559-8154
Investor Relations Contact: Larry De Maria – (917) 245-7463

MSA Safety Announces Share Repurchase Program

PITTSBURGH, February 26, 2026 – MSA Safety Incorporated (NYSE: MSA) announced that on February 20, 2026, its Board of Directors authorized a new share repurchase program of up to $500 million of the company's common stock. The program replaces the previous $200 million share repurchase program, authorized in 2024. The timing, price and volume of the repurchases will be determined by market conditions, applicable securities laws and other factors. The Board did not set a termination date for the new program.
“MSA has a long-standing cash generation record,” commented Steve Blanco, MSA Safety President and Chief Executive Officer. “As we advance our Accelerate strategy to drive profitable growth, we expect to continue to deliver annual free cash flow conversion in the 90 to 100% range, in line with our targets. MSA is committed to a disciplined and balanced capital deployment strategy. The new share repurchase authorization reflects the Board’s confidence in our ability to execute our long-term strategy and create shareholder value, while staying true to our mission of helping to protect workers and safeguard facilities around the world.”

About MSA Safety

MSA Safety Incorporated (NYSE: MSA) is the global leader in advanced safety products, technologies and solutions. Driven by its singular mission of safety, the Company has been at the forefront of safety innovation since 1914, protecting workers and facility infrastructure around the world across a broad range of diverse end markets while creating sustainable value for shareholders. With 2025 revenues of $1.9 billion, MSA Safety is headquartered in Cranberry Township, Pennsylvania and employs a team of approximately 5,300 associates across its more than 40 international locations. For more information, please visit www.MSASafety.com.

(more)

Cautionary Statement Regarding Forward-Looking Statements

Except for historical information, certain matters discussed in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve various assumptions, known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or other comparable words. Actual results, performance or outcomes may differ materially from those expressed or implied by these forward-looking statements and may not align with historical performance and events due to a number of factors, including those discussed in the sections of our annual report on Form 10-K entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors,” and those discussed in our Form 10-Q quarterly reports filed after such annual report. MSA’s SEC filings are readily obtainable at no charge at www.sec.gov, as well as on its own investor relations website at http://investors.MSAsafety.com. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and caution should be exercised against placing undue reliance upon such statements, which are based only on information currently available to us and speak only as of the date hereof. We are under no duty to update publicly any of the forward-looking statements after the date of this earnings press release, whether as a result of new information, future events or otherwise, except as required by law.

# # #